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                                                               EXHIBIT 10.42(b)

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT



This First Amendment to Employment Agreement is made and entered into as of January 24, 2001, by and between PriceSmart, Inc., a Delaware Corporation ("Employer") and William Naylon ("Executive").

                                    RECITALS

A) On February 1, 2000 an Employment Agreement was made and entered into by and between Employer and Executive.

B) Employer and Executive now desire to amend the Employment Agreement, as set forth hereinbelow:

                                    AGREEMENT

1.   Section 3.1 of the Agreement which provides:

     3.1 TERM. The term of Executive's employment hereunder shall commence on February 1, 2000 and shall continue until March 31, 2001 unless sooner terminated or extended as hereinafter provided.

      is hereby amended, effective January 24, 2001, to provide as follows:

     3.1 TERM. The term of Executive's employment hereunder shall commence on February 1, 2000 and shall continue until March 31, 2002 unless sooner terminated or extended as hereinafter provided.

2. All other terms of the Employment Agreement shall remain unaltered and fully effective.

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Executed in San Diego, California, as of the date first written above.




EXECUTIVE                                                 EMPLOYER
---------                                                 --------

                                                     PRICESMART, INC.

William Naylon                                       By: /s/ GILBERT A. PARTIDA
                                                         ----------------------

/s/ WILLIAM NAYLON                                   Name:   GILBERT A. PARTIDA
------------------                                           ------------------

                                                     Its:    PRESIDENT/CEO
                                                             -------------------